UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2002

Commission File Number 0-10294

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

(Exact name of Company as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3276269 (I.R.S. Employer Identification Number)

2131 Faraday Avenue Carlsbad, California (Address of principal executive offices)	92008-7297 (Zip Code)

Company’s telephone number, including area code (760) 931-4000
Company’s home page http://www.ilts.com

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 16

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)	Effective May 21, 2002, International Lottery & Totalizator Systems, Inc. (the “Company”) dismissed Arthur Andersen LLP (“Andersen”) as its independent public accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to dismiss Andersen.

The reports of Andersen on the financial statements of the Company for the two fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2000 and 1999, and the subsequent interim period through May 21,2002, there have been no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the subject matter thereof in its report on the Company’s financial statements for such periods.

During the two fiscal years ended December 31, 2000 and 1999, and the subsequent interim period preceding the dismissal of Andersen, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as follows:

For the fiscal year ended December 31, 1999, Andersen noted that the Company had been without a formal CFO for an extended period of time resulting in a distinct lack in the monitoring control process specifically where it relates to financial reporting. The Company feels it has addressed Andersen’s concerns by providing adequate supervisory level assistance to accounting personnel responsible for financial reporting.

The Company’s Audit Committee discussed the subject matter of the foregoing event with Andersen. The Company has authorized Andersen to respond fully to the inquiries of the Company’s successor accountant concerning the subject matter of the foregoing event.

At the request of the Company, Andersen furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated May 22, 2002, is filed as Exhibit 16 to this Form 8-K.

(a)(2)	The Company has engaged Grant Thornton LLP as its new independent accountants as of May 21, 2002. The Company’s Audit Committee approved the selection of Grant Thornton LLP as independent accountants, as directed by the Board of Directors. During the two fiscal years ended December 31, 2000, and the subsequent interim period through May 21, 2002, the Company has not consulted with Grant Thornton LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304 (a)(2)(i) or Items 304(a)(2)(ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

(16) Arthur Andersen LLP letter dated May 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Registrant)

By	/s/ M. Mark Michalko M. Mark Michalko President and Acting Chief Financial Officer

Date: May 22, 2002